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                                                                  EXHIBIT 10.10

                               SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of May 24, 1996, between RMH SALES AND MARKETING CONSULTING, INC., a Pennsylvania corporation (the "Borrower") (the Borrower is sometimes referred to herein as the "Grantor"), and CHEMICAL BANK, a New York banking corporation, as agent ("Agent") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Grantor, the guarantors named therein (the "Guarantors"), the Agent and the Lenders (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) itself as issuer of the Letters of Credit and party to the Rate Agreements.

     The Agent and the Lenders have agreed to extend Loans and certain other financial accommodations, including, without limitation, the issuance of the Letters of the Credit to the Borrower pursuant to, and subject to the terms and conditions of, the Credit Agreement. In addition, Chemical Bank has agreed to extend certain financial accommodations to the Borrower pursuant to the Rate Agreements. The obligation of the Lenders to extend such Loans and of the Agent to issue the Letters of Credit under the Credit Agreement and of Chemical Bank to extend such financial accommodations under the Rate Agreements is conditioned on the execution and delivery by the Grantor of a security agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) all Obligations at any time and from time to time under the Rate Agreements, (b) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (c) indebtedness at any time and from time to time under the Letters of Credit, (d) all Obligations of the Grantor at any time and from time to time under this Agreement and (e) all other Obligations of the Grantor and Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents).

     Accordingly, the Grantor and the Agent hereby agree as follows:

     1. Definitions of Terms Used Herein. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit
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     Agreement. As used herein, the following terms shall have the following meanings:

          (a) "Accounts Receivable" shall mean (i) all of the Grantor's present and future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York ("NYUCC"), (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of the Grantor, balances, sums and credits with, and all of the Grantor's claims against the Agent at any time existing, (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and Liens, in, to and in respect of any accounts receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance, (iv) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any account receivable, and all returned, reclaimed or repossessed goods.

          (b) "Collateral" shall mean all (i) Accounts Receivable, (ii) Documents, (iii) Equipment, (iv) General Intangibles, (v) Inventory, and
     (vi) Proceeds.

          (c) "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

          (d) "Equipment" shall mean all of the Grantor's machinery, equipment, vehicles, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Grantor's business or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by the Grantor (other than (i) any motor vehicles or (ii) any equipment acquired as of the date hereof or hereafter through the purchase or lease by the Grantor or any of its subsidiaries with respect to which Liens permitted under Section 7.01(e) of the Credit Agreement were or are created or incurred contemporaneously with such

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     acquisition or within 90 days thereafter to secure or provide for the payment of any part of the purchase price of, or lease payments on, such equipment).

          (e) "General Intangibles" shall mean all of the Grantor's present and future general intangibles of every kind and description, including (without limitation) patents, patent applications, trade names and trademarks and the goodwill of the business symbolized thereby, Federal, State and local tax refund claims of all kinds and all of Grantor's right, title and interest in and to, all benefits under, and all monies due or to become due to the Grantor under or in connection with any leases, agreements or contracts of the Grantor other than (i) those which under the terms thereof may not be assigned or (ii) those existing on the date hereof that provide that a lien granted upon the rights of the Grantor thereunder will constitute a violation of the terms thereof.

          (f) "Inventory" shall mean all of the Grantor's right, title and interest in and to raw materials, work in process, finished goods and all other inventory (as such term is defined in the NYUCC), whether now owned or hereafter acquired, and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto.

          (g) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by any of the Lenders pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable.

     2. Security Interests. As security for the payment or performance, as the case may be, of the Secured Obligations, the Grantor hereby creates and grants to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Lenders, their successors and their assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Grantor as debtor and the Agent as secured party.

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     The Grantor agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

     3. Further Assurances. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent. The Grantor agrees to notify promptly the Agent of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable owned by it and the location of any Collateral. The Grantor agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed.

     4. Inspection and Verification. The Agent and such persons as the Agent may designate shall have the right, at any reasonable time or times during the Grantor's usual business hours, and upon reasonable notice (which may be telephonic), to inspect the Collateral owned by the Grantor, all records related thereto (and to make extracts and copies from such records,) and the premises upon which any such Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral. Subject to the provisions of Section 11.11 of the Credit Agreement, the Agent shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Lenders.

     5. Taxes; Encumbrances. At its option, upon 10 days' prior notice to the Grantor (which notice may be, at the Agent's option, either written or telephonic), the Agent may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required

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by the Credit Agreement, and the Grantor agrees to reimburse the Agent on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 5 shall be interpreted as excusing the Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Credit Agreement.

     6. Assignment of Security Interest. If at any time the Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account Receivable, the Grantor shall promptly assign such security interest to the Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

     7. Representations and Warranties. The Grantor represents and warrants to the Agent that:

          (a) Title and Authority. It has (i) rights in and good title to the Collateral in which it is granting a security interest hereunder and (ii) the requisite power and authority to grant to the Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

          (b) Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

          (c) Validity of Security Interest. The Security Interest constitutes a valid, legal and perfected first priority security interest in all of the

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Collateral for payment and performance of the Secured Obligations, except as otherwise permitted under the Credit Agreement.

          (d) Information Regarding Names. It has disclosed in writing to the Agent any trade names used to identify it in its business or in the ownership of its properties.

          (e) Absence of Other Liens. The Collateral is owned by it free and clear of any Lien of any nature whatsoever, except as granted pursuant to this Agreement and as permitted by the Credit Agreement, and, except as provided by paragraph (b) of this Section 7, no financing statement has been filed, under the Uniform Commercial Code as in effect in any state or otherwise, covering any Collateral except as indicated on Schedule 7.01 to the Credit Agreement.

          (f) Survival of Representations and Warranties. All representations and warranties of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 28.

     8. Records of Accounts Receivable. The Grantor shall keep or cause to be kept records of its Accounts Receivable which are accurate in all material respects. In addition, the Grantor will provide the Agent with such further schedules and/or information respecting each Account Receivable as the Agent may reasonably require.

     9. Supplemental Documentation. In connection with the execution and delivery of this Agreement, the Grantor shall furnish or cause to be furnished to the Agent on or prior to the Closing Date a certificate of the Grantor, signed on its behalf by a Responsible Officer of the Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of the Grantor in Section 7 are true and correct and that the Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

     10. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof, against any adverse mortgage, pledge, security interest, Lien, charge or other encumbrance of any

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nature whatsoever except for Liens permitted pursuant to Section 7.01 of the
Credit Agreement.

     11. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Agent, and the Lenders from any and all such liabilities.

     12. Use and Disposition of Collateral. Except as set forth in Section 7.16 of the Credit Agreement, the Grantor shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest. The Grantor shall not make or permit to be made any transfer of any Collateral, except assets in the ordinary course of business and as otherwise permitted by the Credit Agreement, and the Grantor shall remain at all times in possession of the Collateral owned by it other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement or the Credit Agreement.

     13. Limitation on Modifications of Accounts Receivable. Upon the occurrence and continuance of an Event of Default, the Grantor will not, without the Agent's prior written consent, grant any extension of the time of payment of any of its Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

     14. Collections. (a) The Grantor shall have the right to collect its Accounts Receivable in the ordinary course of its business; provided, however, that at the request of the Agent, upon the occurrence and continuance of an Event of Default the Grantor shall (i) arrange for remittances on any of its Account Receivable to be made directly to lockboxes designated by the Agent or in such other manner as the Agent may direct, and (ii) promptly deposit all payments received by the Grantor on account of Accounts Receivable, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Agent in precisely the form received (but with any endorsements of the Grantor necessary for deposit or collection), subject to withdrawal by the Agent only, as hereinafter provided, and until they are deposited, shall be deemed to be held in trust by the Grantor for and as the

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Agent's property on its own behalf and on behalf of the Lenders and shall not be commingled with the Grantor's other funds.

     (b) The Agent shall have the right, as the true and lawful agent of the Grantor, with power of substitution for the Grantor and in the Grantor's name, the Agent's name or otherwise, for the use and benefit of the Agent and the Lenders, (i) to endorse the Grantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession; (ii) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral, drafts against Customers, assignments and verifications of Accounts Receivable and notices to Customers; and (iii) upon the occurrence and during the continuance of an Event of Default,
(A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof, and the Grantor hereby waives notice of presentment, protest and non-payment of any instrument so endorsed,
(B) to demand, collect, receive payment of, give receipt for, extend the time of payment of and give discharges and releases of all or any of the Collateral and/or release the obligor thereon, (C) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (D) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, (E) to notify, or to require the Grantor to notify, the account debtors obligated on any or all of the Accounts Receivable to make payment thereof directly to the Agent, (F) to notify the Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Agent may designate, (G) to accept the return of goods represented by any of the Accounts Receivable, and (H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or such Lender or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or any Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to

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any claim or action against the Agent or any Lender in the absence of the gross negligence or willful misconduct of the Agent or such Lender. It is understood and agreed that the appointment of the Agent as the agent of the Grantor for the purposes set forth above in this Section 14 is coupled with an interest and is irrevocable. The provisions of this Section 14 shall in no event relieve the Grantor of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Agent or any Lender to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Lender of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

     15. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Agent's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the NYUCC) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or

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exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 15, Chemical Bank or any Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and Chemical Bank or any such Lender may make payment on account thereof by using any claim then due and payable to Chemical Bank or any such Lender from the Grantor as a credit against the purchase price, and Chemical Bank or any such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. The Grantor shall remain liable for any deficiency. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full and/or the Total Commitment shall have been terminated. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

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     16. Application of Proceeds.  The proceeds of any collection or sale of
Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

     FIRST, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

     SECOND, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     THIRD, to the Agent to be held as cash collateral to the extent of the undrawn amounts, if any, of outstanding Letters of Credit;

     FOURTH, pro rata to the payment in full of (i) principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement) and
(ii) all unpaid monetary obligations of the Grantor to Chemical Bank under the Rate Agreements;

     FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

     SIXTH, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

Upon any sale of the Collateral by the Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

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     17. Locations of Collateral; Place of Business.  (a) The Grantor hereby represents and warrants that all the Collateral is located at the locations listed on Schedule I hereto. The Grantor agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Credit Agreement to be made with respect to the Collateral have been made and the Agent has a valid, legal and perfected first priority security interest in the Collateral.

     (b) The Grantor confirms that its chief executive office is located as indicated in Schedule I hereto. The Grantor agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement or the Credit Agreement to be made have been made and the Agent has a valid, legal and perfected first priority security interest.

     18. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument or (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations.

     19. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

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     20. Agent Appointed Attorney-in-Fact.  The Grantor hereby appoints the
Agent the attorney-in-fact of the Grantor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, which appointment is irrevocable and coupled with an interest.

     21. Agent's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iii) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith as a result of the Grantor's acts, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

     22. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement.

     23. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     24. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

     25. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

     26. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent.

     28. Termination. This Agreement and the Security Interest shall terminate when (a) all the Secured Obligations have been fully paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement,
(c) the Agent shall have no further obligation to issue any Letters of Credit, and (d) Chemical Bank has no further obligation to extend financial accommodations under the Rate Agreements, at which time the Agent shall execute and deliver to the Grantor all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                          RMH SALES AND MARKETING
                                            CONSULTING, INC.

                                          By: /s/  MARYSUE LUCCI HANSELL
                                             ----------------------------
                                            Name: MarySue Lucci Hansell
                                            Title: President

                                          CHEMICAL BANK, as Agent

                                          By: /s/  C. SCOTT FIELDS
                                             ---------------------
                                            Name:  C. Scott Fields
                                            Title: Vice-President
                                                   ---------------

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

                            LOCATIONS OF COLLATERAL





                     CHIEF EXECUTIVE OFFICE OF THE GRANTOR





                           TRADE NAMES OF THE GRANTOR